SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     August 14, 2002
                                                 ------------------------


                               InfoNow Corporation
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                  00-19813                       04-3083360
 ---------------------------      -----------                 -----------------
(State or Other Jurisdiction     (Commission                 (IRS Employer
      of Incorporation)           File Number)               Identification No.)



                   1875 Lawrence Street, Suite 1100, Denver, CO      80202
                      --------------------------------------       --------
                     (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code 303-293-0212
                                                   ------------

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

     On August 14, 2002, in connection with the filing of the Form 10-QSB of InfoNow Corporation (the "Company") for the quarter ended June 30, 2002 (the "Report"), Michael W. Johnson, Chief Executive Officer, and Harold R. Herbst, Chief Financial Officer of the Company, each certified, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

     (a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Limitation of Incorporation by Reference

     In accordance with the general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.


--------------------------------------------------------------------------------


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INFONOW CORPORATION


Date:    August 14, 2002                    By:  /s/  Harold R. Herbst
       -----------------                       ------------------------------
                                            Name:     Harold R. Herbst
                                            Title:    Chief Financial Officer